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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 26, 1996, included in this Form 10-K into the Company's previously filed Registration Statements Files No. 33-14706, 33-39204, 33-39187, 33-32623, 33-32622, 33-40795, 33-62138, 33-62140, 33-52617,
33-56639, 33-56641, 33-57763, 33-65401 and 33-65403.

San Francisco, California
March 18, 1996